UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2016

Cynapsus Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Canada	001-37426	98-1226819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Richmond Street West, Toronto, Ontario, Canada (Address of principal executive offices)	M6J 1C9 (Zip Code)

Registrant’s telephone number, including area code: 416-703-2449

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01  Other Events.

On July 18, 2016, Cynapsus Therapeutics Inc. (the “Company”) issued a press release announcing dose titration results from its ongoing CTH-300 pivotal Phase 3 efficacy and safety trial of APL-130277. Additionally, on July 18, 2016, the Company issued a press release announcing a European clinical update for APL-130277. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press release dated July 18, 2016.
99.2	Press release dated July 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNAPSUS THERAPEUTICS INC.

Date: July 18, 2016	By:	/s/ Andrew Williams
	Name:	Andrew Williams
	Title:	Chief Operating Officer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 18, 2016.
99.2	Press release dated July 18, 2016.